GALAXY LETTERHEAD

                                                   June 17,  2005

Textron Financial Corporation
11575 Great Oaks Way, Suite 210
Alpharetta, GA 30022

Ladies and Gentlemen:

         Please refer to that certain Loan and Security Agreement dated as of May 27, 2003, as amended by that certain First Amendment to Loan and Security Agreement dated as of December 31, 2003, as further amended by that certain Second Amendment to Loan and Security Agremeent dated as of June 25, 2004, as further amended by that certain Third Amendment to Loan and Security Agreement dated as of November 10, 2004 and as further amended by that certain Fourth Amendment to Loan and Security Agreement dated as of June 3, 2005 (the "Fourth Amendment") (as may be further amended, modified, or supplemented from time to time, the "Loan Agreement") between you and Galaxy Nutritional Foods, Inc., a Delaware corporation ("Borrower"). Capitalized terms used herein without definitions shall have the meanings ascribed thereto in the Loan Agreement.

         Pursuant to Section 9 of the Fourth Amendment, you have agreed to make Overadvances (as defined in the Fourth Amendment) to Borrower in an amount not to exceed $750,000 until July 31, 2005 (the "Termination Date"). Notwithstanding the fact that the Termination Date has not been reached, the undersigned hereby requests, effective immediately, to terminate its option to request Overadvances.

         By your signature below, you hereby acknowledge and agree that, as of the date hereof, (i) you have no further obligation to make any Overadvance and
(ii) the unpaid principal balance of the Revolving Loan Advances shall bear interest at the rate set forth in Section 1.3(a) of the Loan Agreement.
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Textron Financial Corporation
June ___, 2005
Page 2


                                       Sincerely,

                                       GALAXY NUTRITIONAL FOODS, INC.


                                       By:      /s/ Salvatore J. Furnari
                                          --------------------------------------
                                            Name:  Salvatore J. Furnari
                                            Title:  Chief Financial Officer


ACCEPTED AND AGREED this
17th day of June, 2005:

TEXTRON FINANCIAL CORPORATION


By:      /s/ Stuart A. Hall
   -----------------------------------------
     Name:  Stuart A. Hall
     Title:  Senior Account Executive